SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)   January 18, 2000
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                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

         California                                               68-0434802
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(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)

1500 Soscol Avenue, Napa, California                                94559-3045
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.  On January 18, 2000,  the Board of Directors of North Bay
Bancorp declared a cash dividend of $0.20 per share and a 5% stock dividend. Both the cash dividend and the stock dividend are payable on March 20, 2000 to shareholders of record as of March 1, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: Janaury 27, 2000           NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
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                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)